United States
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check  the  appropriate  box:

[X]     Preliminary information statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[_]     Definitive information statement


Company  Name:  GOALTIMER  INTERNATIONAL,  INC.

Payment  of  filing  fee  (check  the  appropriate  box):

[X]  No  fee  required

[_]  Fee  computed  on  table  below  per  Exchange  Act Rules 14c-5(g) and 0-11

(1)  Title  of  each  class  of  securities  to which transaction applies: NONE.

(2)  Aggregate  number  of  securities  to  which  transaction  applies:  NONE

(3)  Per  unit  price/underlying  value  pursuant to Exchange Act Rule 0-11: N/A

(4)  Proposed  maximum  aggregate  value  of  transaction:  N/A

(5)  Total  fee  paid:  N/A

[_]     Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)     Amount  previously  paid:
(2)     Form,  schedule  or  registration  statement  no.:
(3)     Filing  party:
(4)     Date  filed:

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                          GOALTIMER INTERNATIONAL, INC.
                24843 Del Prado, Suite 326, Dana Point, CA 92629

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                November 15, 2002

Dear  Shareholder:

     We cordially invite you to attend GoalTimer International Inc.'s Special Meeting of Shareholders at 10:00 A.M. on November 29, 2002, at the Law Offices of Luke C. Zouvas, 34190 Sepulveda Avenue, Capistrano Beach, California, 92624. The President's Notice of Meeting and the accompanying Information
Statement  describe  the  business  of  the  Special  Meeting  of  Shareholders.

     The enclosed information statement is being furnished to shareholders of record on November 15, 2002, of GoalTimer International, Inc. ("GTMR"), a Colorado corporation, in connection with the proposal to effectuate an 11 to 1 reverse split.



Sincerely,


/s/Raymond  Chou  Chien-Hua
Raymond  Chou  Chien-Hua
President

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14C PROMULGATED THERETO

                          GOALTIMER INTERNATIONAL, INC.


INTRODUCTION


     This Information Statement is being furnished to Shareholders of GoalTimer International, Inc. ("GTMR") in connection with the Special Meeting of Shareholders (the "Meeting") to be held on November 25, 2002 and at any adjournments thereof (the "Meeting"). The Meeting will be held at the Law Offices of Luke C. Zouvas, 34190 Sepulveda Avenue, Capistrano Beach,
California,  92624,  at  10:00  A.M.

     The purpose of the Meeting is (1) to consider an 11 for 1 reverse split of the common stock.

     This Information Statement was first mailed or given to Shareholders on or About November __, 2002.

     We are a Colorado corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB). Information about us can be found in our December 31, 2001 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov , or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.


VOTING

RECORD,  DATE  AND  OUTSTANDING  SHARES

The  only  class  of  voting  securities  of  GoalTimer  is its Common Stock. On
November 15, 2002, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, 3,445,358 shares of Common Stock were outstanding. Only Shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting.

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The management of GoalTimer is not soliciting proxies because a group of dissident shareholder(s) (the "Dissident Group") holding approximately 54.0% of the outstanding shares of Common Stock has advised GoalTimer that such holders intend to vote for the 11 to 1 reverse split. In light of the size of the Dissident Group's holdings, the current Board and management of GoalTimer realize the likelihood of winning the proposal, even if proxies were solicited, is sufficiently remote that management is not soliciting proxies.

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QUORUM  AND  VOTING

Shareholders have one vote for each share of GoalTimer Common Stock registered in their names. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of GoalTimer Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Approval of other matters would require the affirmative vote of a majority of the shares of GoalTimer Common Stock entitled to vote and present, in person or by proxy, at the Meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. With regard to the 11 to 1 reverse split, abstentions and broker non-votes are not treated as shares voted, and therefore such abstentions or broker non-votes have no impact on the proposal. In all other matters, the vote of the holders of a majority of the shares present at the meeting is required for passage and therefore abstentions and broker non-votes will be the equivalent of negative votes.

Neither GoalTimer nor its Board of Directors intends to bring before the Meeting any matter other than the proposal to effectuate an 11 to 1 reverse split.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 11 TO 1 REVERSE SPLIT.

The Dissident Group, composed of LavaRock Holdings, Inc., has advised management of GoalTimer that it intends to vote in favor of the 11 to 1 reverse split.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT:

The sole class of equity securities of the Company issued and outstanding is the common stock. The table on the following page sets forth, as of November 15, 2002, certain information with respect to the common stock beneficially owned by
(i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.

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     OFFICERS,  DIRECTORS  AND  BENEFICIAL  OWNERS,  AS  OF  NOVEMBER  15,  2002

------------------------------------------------------------------------------
Name and Address of             Amount and nature         Percentage of Class
Beneficial Owner                 of Beneficial
                                 Ownership (1)
------------------------------------------------------------------------------
LavaRock Holdings, Inc..           1,850,000                   54%
Penthouse Suite
10 Elvira Mendez Street
Panama, R.O.P.
------------------------------------------------------------------------------
Sandra Watson, . . . . .             356,252                  9.6%
231 W. Jamison Circle #5
Littleton, CO  80120
------------------------------------------------------------------------------


     Notes  to  the  table:

     (1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.


STATEMENTS  THAT  PROXIES  ARE  NOT  SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

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 INTEREST  OF  CERTAIN  PERSONS.

LavaRock Holdings, Inc., owns 1,850,000 shares of common stock, or 54% of the shares issued and outstanding and has a substantial interest in the actions proposed herein.

COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT

Under Section 16 of the Securities Exchange Act 1934, GoalTimer directors and executive officers and persons holding more than 10% of GoalTimer Common Stock are required to report their initial ownership of Common Stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. To GoalTimers' knowledge all of these filing requirements were satisfied.


OTHER  AND  GENERAL  INFORMATION.

Our Annual Report on Form 10-KSB, for the year ended December 31, 2001, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by GTMR can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.


                          GOALTIMER INTERNATIONAL, INC.

                            Dated: November 15, 2002

                     By the order of the Board of Directors


                            /S/RAYMOND CHOU CHIEN-HUA
                             RAYMOND CHOU CHIEN-HUA
                                    PRESIDENT

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